EXHIBIT 99.1

FOR IMMEDIATE RELEASE

VAN BUREN, ARKANSAS JANUARY 10, 2005

USA Truck, Inc. announced today that it has received certification by TÜV America, an independent auditor, of conformance to the International Organization for Standardization’s 9001:2000 Quality Management Systems standard. ISO 9001:2000 is currently the most rigorous international standard for Quality Management and Assurance.

The International Organization for Standardization is the source of ISO 9000 and 14000 families of quality and environmental management standards, as well as multiple international standards for business, government and society. USA Truck has successfully identified and demonstrated its capability to meet customer requirements and enhance customer satisfaction.

The scope of the Company’s certification is: “Provider of on-time general truckload freight and customized transportation logistics solutions within the continental US, Canada and Mexico”. The certification includes the general offices located in Van Buren, Arkansas and the Fleet Maintenance Facilities located in Van Buren and West Memphis, Arkansas, Shreveport, Louisiana, Vandalia, Ohio, Roanoke, Virginia, and Bethel, Pennsylvania.

“We take great pride in this certification because of what it means to our customers – outstanding service – and the inherent benefits that such service creates for our employees and stockholders such as the satisfaction of a job well done and financial success. We are committed to continuous improvement in everything that we do and particularly in the area of customer service,” said Jerry D. Orler, President of USA Truck, Inc.

This press release contains forward-looking statements and information that are based on our current beliefs and expectations and assumptions we have made based upon information currently available. Forward-looking statements include statements relating to our plans, strategies, objectives, expectations, intentions and adequacy of resources, and may be identified by words such as “will,” “could,” “should,” “may,” “believe,” “expect,” “intend,” “plan,” “schedule,” “estimate,” “project” and similar expressions. These statements are based on current expectations and are subject to uncertainty and change. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will be realized. If one or more of the risks or uncertainties underlying such expectations materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. Among the key factors that are not within our control and that have a direct bearing on operating results are increases in fuel prices, adverse weather conditions, increased regulatory burdens and the impact of increased rate competition. Our results have also been, and will continue to be, significantly affected by fluctuations in general economic conditions, as our tractor utilization is directly related to business levels of shippers in a variety of industries. In addition, shortages of qualified drivers and intense or increased competition for drivers have adversely impacted our operating results and our ability to grow and will continue to do so. Results for any specific period could also be affected by various unforeseen events, such as unusual levels of equipment failure or vehicle accident claims. Additional risks associated with our operations are discussed in our SEC filings, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release might not occur.

References to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc. and its subsidiary.

USA Truck is a medium haul, dry van truckload carrier transporting general commodities throughout the continental United States and between locations in the United States and Canada. We transport general commodities into Mexico by transferring trailers at our facility in the gateway city of Laredo, Texas. We also provide third-party logistics and freight brokerage services.

_________________

Contact: CLIFF BECKHAM, Chief Financial Officer — (479) 471-2633